Investor Presentation Delek Logistics Partners, LP October 2023 Exhibit 99.1

2 Forward Looking Statement Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements.

3 Organizational Structure 21.3% interest (9.3 million Common limited partner units)(1) 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 78.7% interest (34.3 million Common limited partner units)(1) Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Non-economic ownership interest 100%

Integrated Company with Asset Diversity and Scale

Strategically located assets with leverage to domestic crude


Permian Basin Gathering Assets
3Bear Energy
NM
TX
NM
Big Springs
Colorado City
Abilene
Midland
Rio State Line Terminal
OK
Cushing
Hewitt
Fort Worth
Dallas
Tyler
Waco
TX
East Texas Logistics System
AR
Little Rock
Memphis
El Dorado
Shreveport
Longview
Monroe
LA
Krotz Springs
Beaumont
New Orleans
Sala Gathering System
Nashville
Brentwood
TN
Knoxville
El Dorado
3BEAR PIPELINE
DPG PIPELINE
DELEK INFRASTRUCTURE
CRUDE PIPELINE
CRUDE MAINLINE
JV CRUDE PIPELINE
PRODUCT PIPELINE
CRUDE TANK FARM
PRODUCT TANK FARM
PRODUCT TERMINAL
REFINERY
CORPORATE HEADQUARTERS
MIDLAND OFFICE

- 10 terminals
- ~1,970 miles of pipeline & gathering infrastructure
- 10.8mmbbls storage capacity
- Permian gathering assets
- West Texas wholesale
- JV crude oil pipelines: RIO / Caddo / Red River
- >200 company-operated trucks
- Rail Infrastructure and fleet
- Own ~78.7% of DKL

Gathering & Processing

- ~200-mile Gathering System in the Midland Basin
- ~805 miles[1] of crude and product transportation pipelines
- ~485 miles of pipelines in Delaware Gathering Business

Marketing & Terminalling

- Wholesale and Marketing business in West Texas
- 10 light product terminals in TX, TN and AR
- Approximately 1.4 million barrels of shell capacity

Storage & Transportation

- Storage facilities with 10 million barrels of shell capacity
- Rail offloading facilities
- 3rd Party Crude Transportation

Pipeline Joint Ventures

- Three Joint Ventures with strategic connections to Cushing, Midland, and other key exchange points with MVC commitments
  - Red River
  - Caddo
  - Rio

1. Includes approximately 240 miles of leased pipeline capacity.

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Investment Overview

Overview (NYSE: DKL)

- Current distribution: $1.035/LP unit qtr; $4.140 /LP unit annualized [1]; ~10% current yield [2]
- Delivered 5% distribution CAGR in 2022
- MVC's underpin ~79% of gross margins, providing stability to cash flows

2Q23 Highlights

- Net Income of $31.9 million, net cash from operating activities of $34.6 million
- Distributable Cash Flow $60.5 million; DCF coverage ratio of 1.34x
- EBITDA of $92.8 million versus $64.5 million in same quarter 2022
- Delivered 42nd consecutive quarter of distribution growth

Balance Sheet

- $89.0 million of unused credit facility plus $7.7 million of cash as of June 30, 2023
- Leverage ratio of ~4.66x [3] as of June 30, 2023
- Strategic focus to maintain strong coverage and low leverage ratios

Strategic Priorities

- Further developing Permian Gathering System and Delaware Basin, based on accelerated producer activity
- Growing third party business opportunities to increase and diversify gross margin
- Expanding business development efforts throughout all three commodities

(1) Annualized distribution based on quarterly distribution for quarter ended June 30, 2023 was paid on August 14, 2023 to unitholders on record on August 7, 2023.
(2) Pricing as of 9/15/2023.
(3) Leverage ratio based on last 12 months EBITDA as defined by credit facility covenants & disclosed in the earnings release.

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6 $93.2 $(2.8) $6.0 $1.6 $1.0 $(6.2) $92.8 1Q23 EBITDA Gathering and Processing Wholesale Marketing and Terminalling Storage and Transportation Investments in Pipeline Joint Ventures Corporate 2Q23 EBITDA Delek Logistics Partners EBITDA 2Q23 vs 1Q23 ($mm) 2Q23 EBITDA Results by Segment Gathering and Processing Wholesale Marketing and Terminalling Storage and Transportation Investments in Pipeline Joint Ventures Corporate $52.66 $27.98 $14.98 $7.29 $(10.13)

(1)Solid Net Income and EBITDA performance DCF Supports Distribution Growth Distributable Cash Flow Coverage Ratio Financial Flexibility and Growing Distributable Cash Flow $' s in M ill io ns $90.2 $96.8 $159.3 $164.8 $159.1 $156.7 $164.0 $178.9 $245.3 $265.1 $311.9 $367.5 Net Income EBITDA 2018 2019 2020 2021 2022 2023LTM June $' s in M ill io ns $121.6 $127.0 $207.7 $215.8 $218.1 $243.6 2018 2019 2020 2021 2022 2023LTM June Distribution Per Unit 1.30 1.62 1.16 1.38 1.34 2Q22 3Q22 4Q22 1Q23 2Q23 $0.985 $0.990 $1.020 $1.025 $1.035 2Q22 3Q22 4Q22 1Q23 2Q23 7

(1) Optimizing the Balance Sheet 4.7 4.35 4.89 4.78 4.66 2Q22 3Q22 4Q22 1Q23 2Q23 Leverage Ratio Debt Maturity Profile Debt Balances 8 Leverage ratio based on last 12 months EBITDA as defined by credit facility covenants & disclosed in the earnings release. Debt Maturity Profile and Debt Balances as of 6/30/2023 $' s in M illi on s $292.5 $250.0 $811.0 $400.0 DKL TL DKL 2025 Notes DKL RCF DKL 2028 Notes 2023 2024 2025 2026 2027 2028 2029 2030 $1,531 $1,456 $1,670 $1,717 $1,754 $250 $250 $250 $250 $250 $400 $400 $400 $400 $400 $300 $296 $293 $881 $806 $720 $771 $811 $250M 6.75% Sr Notes $400M 7.125% Sr. Notes Term Loan A Revolver Borrowing 2Q22 3Q22 4Q22 1Q23 2Q23 Total Debt

Appendix

Multi-Year MVC Contracts

Duration of Contracts as of 2Q23


Less than 1 year
1-3 years
3-5 years
Greater than 5 years
20%
20%
5%
55%

79% of 2Q23 Basic Gross Margin from Minimum Volume Commitments (MVCs)


MVC
Third Party
$'s in Millions
$91
$16
$75
$116
$39
$77
$108
$26
$82
$117
$28
$89
$119
$25
$94
2Q22
3Q22
4Q22
1Q23
2Q23

Contract Highlights

- The Lion/SALA Gathering System is supported by a long-term contract that includes three take-or-pay commitments
  - Initial term of 5 years, maximum term of 15 years
  - Crude oil transportation supported by a MVC of 46kbpd
  - Refined products transportation supported by a MVC of 40kbpd
  - Crude oil gathering throughput supported by a MVC of 14kbpd
- East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50kbpd
- Big Spring marketing agreement: contractual agreement with DK with MVC of 65kbp
- DPG contractual throughput volume of 135kbpd

Performance Highlights

- 2Q23 MVC gross margin performance up 26% vs 2Q22
- 79% of 2Q23 gross margin from Minimum Volume Commitments (MVCs)
- MVC 2Q23 growth supported by 57% growth in 3rd party Gross Margin in 2Q23 vs 2Q22

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11 Diversifying Cash Flows via Third-Party Revenues 2Q22 - Gathering & Processing Revenue 30% 70% Third-Party Affiliate 2Q23 - Gathering & Processing Revenue 47% 53% Third-Party Affiliate

DKL: Income Statement and Non-GAAP EBITDA Reconciliation Reconciliation of net income to EBITDA (in thousands) Three Months Ended June 30, Six Months Ended June 30, Three Months Ended December 31, Three Months Ended September 30, 2023 2022 2023 2022 2022 2022 Net income $ 31,896 $ 32,164 $ 69,263 $ 71,678 $ 42,700 $ 44,674 Add: Income tax expense 256 305 558 406 (411) 387 Depreciation and amortization 23,727 13,422 44,832 23,757 19,691 19,540 Amortization of customer contract intangible assets 1,802 1,803 3,605 3,606 1,803 1,802 Interest expense, net 35,099 16,812 67,680 31,062 28,683 22,559 EBITDA $ 92,780 $ 64,506 $ 185,938 $ 130,509 $ 92,466 $ 88,962 12 Reconciliation of Net Income to EBITDA: Year Ended December 31, 2022 2021 2020 2019 2018 Net income $ 159,052 $ 164,822 $ 159,256 $ 96,749 $ 90,182 Add: Income tax (benefit) expense 382 153 223 967 534 Depreciation and amortization 62,988 42,770 35,731 26,701 25,990 Amortization of marketing contract intangible asset 7,211 7,211 7,211 7,211 6,009 Interest expense, net 82,304 50,221 42,874 47,328 41,263 EBITDA $ 311,937 $ 265,177 $ 245,295 $ 178,956 $ 163,978

DKL: Segment EBITDA Reconciliation

$'s In Thousands	Gathering and Processing	Wholesale Marketing and Terminalling	Storage and Transportation	Investments in Pipeline Joint Ventures	Corporate and Other	Consolidated
	Three Months Ended June 30, 2023					
Net revenues:						
Affiliate	$ 49,182	$ 52,076	$ 31,735	$ —	$ —	$ 132,993
Third party	44,055	66,751	3,112	—	—	113,918
Total revenue	$ 93,237	$ 118,827	$ 34,847	$ —	$ —	$ 246,911
Segment EBITDA	$ 52,663	$ 27,983	$ 14,978	$ 7,285	$ (10,129)	$ 92,780
Depreciation and amortization	18,801	1,880	2,304	—	742	23,727
Amortization of customer contract intangible	—	1,802	—	—	—	1,802
Interest expense, net	—	—	—	—	35,099	35,099
Income tax benefit						256
Net income						$ 31,896
Capital spending	$ 18,877	$ (2,712)	$ 3,215	$ —	$ —	$ 19,380

$'s In Thousands	Gathering and Processing	Wholesale Marketing and Terminalling	Storage and Transportation	Investments in Pipeline Joint Ventures	Corporate and Other	Consolidated
	Three Months Ended June 30, 2022					
Net revenues:						
Affiliate	$ 45,605	$ 46,110	$ 32,651	$ —	$ —	$ 124,366
Third party	$ 19,221	$ 119,430	$ 3,733	$ —	$ —	$ 142,384
Total revenue	$ 64,826	$ 165,540	$ 36,384	$ —	$ —	$ 266,750
Segment EBITDA	$ 38,497	$ 18,807	$ 14,529	$ 7,073	$ (14,400)	$ 64,506
Depreciation and amortization	$ 8,640	$ 1,668	$ 2,180	$ —	$ 934	$ 13,422
Amortization of customer contract intangible	$ —	$ 1,803	$ —	$ —	$ —	$ 1,803
Interest expense, net	$ —	$ —	$ —	$ —	$ 16,812	$ 16,812
Income tax benefit						$ 305
Net income						$ 32,164
Capital spending	$ 26,630	$ 96	$ —	$ —	$ —	$ 26,726

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DKL: Reconciliation of Distributable Cash Flow

Reconciliation of Amounts Reported Under U.S. GAAP
(In thousands)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022
Reconciliation of net cash from operating activities to distributable cash flow:						
Net cash provided by operating activities	$ 34,612	$ 85,137	$ 63,802	$ 133,057	$ (105,314)	$ 164,425
Changes in assets and liabilities	27,259	(26,920)	64,929	(20,908)	164,781	(94,450)
Non-cash lease expense	(2,247)	(9,686)	(4,447)	(11,484)	(2,670)	(2,100)
Distributions from equity method investments in investing activities	—	1,187	1,440	1,737	—	—
Regulatory capital expenditures not distributable	391	(233)	(3,855)	(1,040)	(6,501)	(2,143)
Reimbursement from (refund to) Delek for capital expenditures	674	1	1,011	(14)	1,171	19
Accretion of asset retirement obligations	(176)	(123)	(352)	(247)	(181)	(168)
Deferred income taxes	(518)	—	(629)	—	71	(76)
Gain (loss) on disposal of assets	455	—	313	(12)	(6)	132
Distributable Cash Flow	$ 60,450	$ 49,363	$ 122,212	$ 101,089	$ 51,351	$ 65,639
Transaction costs	—	6,199	—	6,393	—	4,211
Distributable Cash Flow, as adjusted [1]	$ 60,450	$ 55,562	$ 122,212	$ 107,482	$ 51,351	$ 69,850

Distributable Coverage Ratio Calculation
(In thousands)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Limited partners' distribution on common units	$ 45,112	$ 42,832	$ 89,776	$ 85,436
Distributions to partners of Delek Logistics, LP	$ 45,112	$ 42,832	$ 89,776	$ 85,436
Distributable cash flow	$ 60,450	$ 49,363	$ 122,212	$ 101,089
Distributable cash flow coverage ratio [1]	1.34x	1.15x	1.36x	1.18x
Distributable cash flow, as adjusted [2]	60,450	55,562	122,212	107,482
Distributable cash flow coverage ratio, as adjusted [3]	1.34x	1.30x	1.36x	1.26x

[1] Distributable cash flow coverage ratio is calculated by dividing distributable cash flow by distributions to be paid in each respective period.

[2] Distributable cash flow adjusted to exclude transaction costs associated with the Delaware Gathering Acquisition (formerly 3 Bear).

[3] Distributable cash flow coverage ratio, as adjusted is calculated by dividing distributable cash flow, as adjusted for transaction costs by distributions to be paid in each respective period.

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DKL: Reconciliation of Distributable Cash Flow

Reconciliation of Amounts Reported Under U.S. GAAP
(In thousands)

	Year Ended December 31, 2022	2021	2020	2019	2018
Reconciliation of net cash from operating activities to distributable cash flow:					
Net cash provided by operating activities	$ 192,168	$ 275,162	$ 193,016	$ 130,399	$ 147,953
Changes in assets and liabilities	49,423	(51,429)	19,777	(571)	(21,910)
Non-cash lease expense	(16,254)	(9,652)	(6,075)	(193)	—
Distributions from equity method investments in investing activities	1,737	8,774	2,741	804	1,162
Regulatory capital expenditures not distributable	(9,684)	(8,232)	(1,296)	(8,569)	(7,326)
Reimbursement from (refund to) Delek for capital expenditures	1,176	1,913	263	5,828	3,115
Accretion of asset retirement obligations	(596)	(461)	(427)	(397)	(359)
Deferred income taxes	(5)	(353)	(401)	(496)	(152)
Gain (loss) on disposal of assets	114	59	66	197	(891)
Distributable Cash Flow	$ 218,079	$ 215,781	$ 207,664	$ 127,002	$ 121,592
Transaction costs	10,604	—	—	—	—
Distributable Cash Flow, as adjusted [1]	$ 228,683	$ 215,781	$ 207,664	$ 127,002	$ 121,592

[1] Distributable cash flow adjusted to exclude transaction costs associated with the 3 Bear Acquisition.

Distributable Coverage Ratio Calculation
(In thousands)

	Year Ended December 31, 2022	2021	2020	2019	2018
Distributions to partners of Delek Logistics, LP					
Limited partners' distribution on common units	$ 172,933	$ 164,484	$ 127,070	$ 83,873	$ 76,114
General partner's distributions	—	—	$ 986	$ 1,711	$ 1,552
General partner's incentive distribution rights	—	—	17,632	31,781	24,224
Total distributions to be paid	$ 172,933	$ 164,484	$ 145,688	$ 117,365	$ 101,890
Distributable cash flow	$ 218,079	$ 215,781	$ 207,664	$ 127,002	$ 121,592
Distributable cash flow coverage ratio [1]	1.26x	1.31x	1.43x	1.08x	1.19x
Distributable cash flow, as adjusted [2]	228,683	215,781			
Distributable cash flow coverage ratio, as adjusted [3]	1.32x	1.31x			

[1] Distributable cash flow coverage ratio is calculated by dividing distributable cash flow by distributions to be paid in each respective period.
[2] Distributable cash flow adjusted to exclude transaction costs associated with the 3 Bear Acquisition.
[3] Distributable cash flow coverage ratio, as adjusted is calculated by dividing distributable cash flow, as adjusted for transaction costs by distributions to be paid in each respective period

*The distributions for the three months ended and year ended December 31, 2020 reflect the impact of the distribution waiver that waived all of the distributions for the first quarter of 2020 on the 5.0 million Additional Units, related to the Big Spring Gathering Assets transaction, with respect to base distributions and the IDRs. In addition, the distributions for the three months ended and year ended December 31, 2020 reflect the waiver of distributions in respect of the IDRs associated with the Additional Units for at least two years. Subsequently, the IDRs were eliminated in the Restructuring Transaction on August 13, 2020.

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